UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005

                         NATIONAL HOME HEALTH CARE CORP.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-12927                   22-2981141
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(State or Other Jurisdiction        (Commission                (IRS Employer
    of Incorporation)                 File No.)              Identification No.)




700 White Plains Road, Suite 275, Scarsdale, New York                   10583
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 17, 2005, National Home Health Care Corp. (the "Company") issued a press release announcing the Company's financial results for the Company's three and six months ended January 31, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Press Release dated March 17, 2005.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL HOME HEALTH CARE CORP.

Dated: March 17, 2005

                                          /s/ Robert P. Heller
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                                          Name:  Robert P. Heller
                                          Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release dated March 17, 2005.